Acquisition and Business Combination	12 Months Ended
Mar. 31, 2020
Acquisition and Business Combination [Abstract]
ACQUISITION AND BUSINESS COMBINATION
9.	ACQUISITION AND BUSINESS COMBINATION

On August 13, 2018, the Company reached a definitive agreement to acquire 100% of SalvaRx, a Company incorporated in the British Virgin Islands on May 6, 2015 focused on novel cancer immunotherapies and to develop clinical proof of concept, in exchange for 8,050,701 ordinary shares of the Company (the "SalvaRx Acquisition"). The SalvaRx Acquisition was completed on January 8, 2019 (the "Acquisition Date") upon receiving shareholder and regulatory approval.  Shares issued by the Company on acquisition were valued at $92.6 million based on the market price of the Company shares of $11.50 per share on the Acquisition Date. Portage is the accounting acquirer as the controlling group of shareholders of the Company increased their holdings, retained majority of voting rights after the acquisition and the Company's management prior to the acquisition continued as management of the combined company. Four of the Company's Board members are also directors of SalvaRx (See Note 18).  Notwithstanding the high degree of common ownership between the companies, this was not considered a common control transaction as no single individual held a controlling interest and no contractual arrangement exists among the group of shareholders.

In connection with the SalvaRx Acquisition, the Company acquired SalvaRx's five invested entities and subsidiaries: iOx and Saugatuck (consolidated subsidiary with non-controlling interest), Intensity (investment in private company (see Note 9), Nekonal (joint venture with no fair value due to a dispute with Nekonal, see below), and Rift (no fair value as operations are discontinued).  In connection with the SalvaRx Acquisition, the Company also acquired an option from Nekonal SARL that gives SalvaRx the right to acquire shares in Nekonal for €50 ($55 USD) per share for four years.  On January 8, 2019, the acquisition date, the fair value of option was determined to be $0 due to a dispute with Nekonal.

SalvaRx and Nekonal are currently involved in a dispute regarding Nekonal's claim that it attained a development milestone that would require SalvaRx to provide the next tranche of funding. SalvaRx claims that Nekonal committed a breach of duties and fraud on its minority shareholders with respect to its assumption that the milestone has been attained. Nekonal management has counterclaimed that SalvaRx is in breach of breach of contract with respect to the funding arrangement. While litigation is threatened, no legal proceedings have been formally commenced.  Nekonal has halted all development and it intends to so until this matter can be resolved. The Company and Nekonal are currently negotiating a resolution of this matter.

The acquisition of SalvaRx allows the Company to acquire interest in the development of nine immune-oncology products.  SalvaRx has three in-process research and development ("IPR&D") projects identified.

The following table summarizes the purchase price allocation to the fair value of assets acquired and liabilities assumed for SalvaRx:

Investment in Intensity	$4,500
Other receivable	641
Cash and cash equivalents	1,192
IPR&D	117,388
Goodwill	43,324
167,045

Trade and other payables	(625)
Notes payable	(3,370)
Convertible notes payable	(100)
Deferred tax liability, net	(19,673)
Non-controlling interest (see Note 21) (a)	(48,731)
(72,499)

Fair value of consideration	$94,546

(a)

Includes the $2.5 million for the fair value of warrants issued with the SalvaRx notes of $2.5 million (see Note 12) and $7.4 million for the fair value of the vested portion of the iOx stock options (see Note 12) that were outstanding at the time of the SalvaRx Acquisition.

On March 7, 2018 and December 31, 2018, the Company invested a total of $1.9 million in convertible notes (the "Notes") issued by iOx.  As a result of the SalvaRx Acquisition, iOx has become a subsidiary of the Company during the year ended March 31, 2019.  In accordance with IFRS 3 - Business combinations, the fair value, including interest receivable, of the Notes are effectively settled upon the business combination and the fair value of the Notes is additional consideration (see Note 12).

The following table summarizes the fair value of consideration in the SalvaRx Acquisition (in thousands):

Fair value of common shares of the Company	$92,583
Effective settlement of intercompany debt (see Note 12)	1,963
Fair value of consideration	$94,546

Goodwill has been recognized as a result of SalvaRx's history of discovering and commercializing drugs in the area of cancer immunotherapy and assembled management team. The goodwill acquired is not deductible for tax purposes.

 Net losses of $2.9 million and $1.9 million from the acquired operations are included in the consolidated statements of operations and other comprehensive income for the years ended March 31, 2020 and 2019.

Acquisition costs of approximately $0.1 million were incurred and recognized in professional fees in the accompanying consolidated statement of operations and other comprehensive loss for the year ended March 31, 2019.

The following table presents unaudited supplemental pro forma consolidated net income based on SalvaRx's historical reporting periods as if the SalvaRx Acquisition had occurred as of April 1, 2018 (in thousands):

Year ended March 31,	2019

Net loss	$(5,160)
Net loss applicable to common stockholders	$(3,920)
Net loss per share, basic and diluted	(0.01)